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Exhibit 10.7

Promotion Agreement with GalaxYblue

To:
Galaxy Blue
8260 Ryan Road                                               Invoice:  001
Richmond, BC V7A 2E6                                         Date:  May 24, 2001
Tel:  (604) 880 8557

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

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SALESPERSON           CATEGORY              PACKAGE               DESIGNER              SIGN                  TERMS
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01                    JEWLERY               BRONZE                AG                    T.BRAUN
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QUANTITY          DESCRIPTION                                                                    UNIT PRICE        AMOUNT
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                                                                                                                      0.00

1                 FASHIONFREAKZ BRONZE E-COMMERCE PACKAGE SET UP FEE                             100.00             100.00

12                FASHIONFREAKZ BRONZE E-COMMERCE PACKAGE MONTHLY FEE                            50.00              600.00

1                 PROMO PACKGE SPECIAL:  FEATURED ADVERTISING ON SITE   1X/WEEK, LOGO ON
                  FASHIONFREAKZ MONTHLY FLYER, SALE ANNOUNCEMENTS TO TARGETED EMAIL LIST
                  1X/MONTH, PLUG FOR PRODUCTS BY VERNOIKA IN ONE FASHIONFREAZ EPISODE            98.00               98.00
                                                                                                                      0.00
                                                                                                                      0.00
                                                                                                                      0.00
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SUBTOTAL                                                                                                            798.00
SALES TAX
SHIPPING & HANDLING
                                                                                                                   -----------------
TOTAL DUE                                                                                                          $798.00
                                                                                                                   -----------------

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Make all checks payable to: Mediatelevision.tv Distribution Ltd.
If you have any questions concerning this invoice, call: Penny Green, 732 4804